UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 14, 2017
Date of Report
(Date of earliest event reported)

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AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

SIGNATURES	4

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On March 14, 2017, William B. Gordon resigned as a director of Amazon.com, Inc. (the “Company”) in order to provide consulting services to the Company for two years, which will include being available as a non-voting Board observer. Under the consulting agreement, Mr. Gordon was granted a restricted stock unit award for 3,100 shares, vesting over two years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: March 17, 2017

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